                                                                    EXHIBIT 99.5
--------------------------------------------------------------------------------

PROXY                           CABLEMAXX, INC.


    The undersigned hereby appoints A. LAWRENCE FAGAN, THOMAS C. DIRCKS and TOMMY L. GLEASON, JR., and each of them, with full power of substitution, as proxies to represent and to vote on behalf of the undersigned all of the shares of Common Stock of CableMaxx, Inc. (the "Company") held of record by the undersigned at the close of business on January 11, 1996 and which the undersigned is entitled to vote at the Special Meeting of Stockholders to be held at the Westin Hotel Galleria, 13340 Dallas Parkway, Dallas, Texas on February 22, 1996 and at any adjournment or adjournments thereof, hereby revoking all proxies heretofore given with respect to such stock, upon the following proposals more fully described in the notice of and proxy statement for the meeting (receipt of which is hereby acknowledged).


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE PROPOSALS BELOW.

1. PROPOSAL TO APPROVE THE CMAX MERGER AGREEMENT.
        / /  FOR                / /  AGAINST                / /  ABSTAIN

2. In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting and any adjournments thereof.

                                    (Continued and to be signed on reverse side)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(Continued from reverse side)

    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER, IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

                                                Please sign exactly as name
                                                appears on your stock
                                                certificate or broker's account
                                                records. When shares are held by
                                                joint tenants, both should sign.
                                                When signing as attorney,
                                                executor, administrator,
                                                trustee, or guardian, please
                                                give full title as such. If a
                                                corporation, please sign in full
                                                corporate name by President or
                                                other authorized officer. If a
                                                partnership, please sign in
                                                partnership name by authorized
                                                person.


                                                -------------------------------
                                                           Signature


                                                -------------------------------
                                                   Signature if held jointly
                                                Dated:                    , 1996
                                                      -------------------

              Please return in the enclosed postage-paid envelope.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

--------------------------------------------------------------------------------